UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2023

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 432-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AEO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 3, 2023, American Eagle Outfitters, Inc. (“AEO,” “us” or the “Company”) announced that it expects both second quarter revenue and operating income to exceed previous guidance when it announces second quarter 2023 results on September 6, 2023. A copy of the press release announcing AEO’s expectations regarding second quarter 2023 results is attached hereto as Exhibit 99.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2023, Michael Rempell, AEO’s Executive Vice President & Chief Operations Officer, who has been with the Company for over 23 years in various roles, informed us of his intention to leave AEO at or around the end of the fiscal year in order to pursue personal interests. We expect that Mr. Rempell will continue in his current role until both an appropriate successor is identified and a suitable transition period has elapsed. This transition process is expected to be completed no later than the first quarter of 2024. Following his separation from employment, Mr. Rempell will be entitled to certain payments and benefits under his existing compensation arrangements as previously disclosed by the Company, including any earned annual bonus and enhanced vesting treatment on outstanding stock awards, consistent with plan provisions and the underlying award agreements. The Company and Mr. Rempell also intend to honor post-employment restrictions that have been previously disclosed by the Company. A copy of the press release announcing Mr. Rempell’s planned departure is attached hereto as Exhibit 99.2.

The information in these Items 2.02 and 5.02, including the accompanying Exhibits, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K (including the Exhibits hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in our Annual Report on Form 10-K for the year ended January 28, 2023, and in any subsequently-filed quarterly reports on Form 10-Q, which have been filed with the Securities and Exchange Commission and are available on our website and on the Securities and Exchange Commission’s website (www.sec.gov). The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated August 3, 2023 announcing AEO’s expectations regarding second quarter 2023 results

99.2	Press release dated August 3, 2023 announcing Mr. Rempell’s planned departure

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC. (Registrant)

Date: August 3, 2023	By:	/s/ Beth Henke
Beth Henke
Senior Vice President, General Counsel and Chief Compliance Officer